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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 26, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

               Delaware                   1-7598             94-2359345
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     (State or Other Jurisdiction    (Commission File      (IRS Employer
           of Incorporation)             Number)         Identification No.)

         3100 Hansen Way, Palo Alto, CA                     94304-1030
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         (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

        On January 26, 2005, Varian Medical System, Inc. issued a press release announcing that; Varian Medical Systems Reports Earnings, Revenues, Net Orders, and Backlog for First Quarter of Fiscal Year 2005; Company Raises Guidance for Fiscal Year 2005. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

        On January 26, 2005, Varian Medical System, Inc. issued a press release announcing that; Varian Medical Systems Reports Earnings, Revenues, Net Orders, and Backlog for First Quarter of Fiscal Year 2005; Company Raises Guidance for Fiscal Year 2005. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

        (c)     Exhibits.

                99.1 Press Release dated January 26, 2005 regarding Varian Medical Systems Reports Earnings, Revenues, Net Orders, and Backlog for First Quarter of Fiscal Year 2005; Company Raises Guidance for Fiscal Year 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Varian Medical Systems, Inc.

                                          By:    /s/ JOSEPH B. PHAIR
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                                          Name:  Joseph B. Phair
                                          Title: Vice President, Administration,
                                                 General Counsel and Secretary

Dated:  January 26, 2005

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                                  EXHIBIT INDEX

Number                                    Exhibit
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99.1        Press Release dated January 26, 2005 regarding Varian Medical
            Systems Reports Earnings, Revenues, Net Orders, and Backlog for First Quarter of Fiscal Year 2005; Company Raises Guidance for Fiscal Year 2005. .